Exhibit 10.1

EXECUTION COPY

ALLIANCE DATA SYSTEMS CORPORATION

FIRST AMENDMENT TO

NOTE PURCHASE AGREEMENT

$500,000,000

Senior Notes

$250,000,000 6.00% Senior Notes, Series A, due May 16, 2009

$250,000,000 6.14% Senior Notes, Series B, due May 16, 2011

Dated as of October 22, 2007

To the Holders of the Senior Notes

of Alliance Data Systems Corporation

Named in the Attached Schedule I

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement dated as of May 1, 2006 (the “Note Agreement”) between Alliance Data Systems Corporation, a Delaware corporation (the “Company”), and you pursuant to which the Company issued $500,000,000 aggregate principal amount of its Senior Notes, consisting of $250,000,000 6.00% Senior Notes, Series A, due May 16, 2009 and $250,000,000 6.14% Senior Notes, Series B, due May 16, 2011 (collectively, the “Notes”). You are referred to herein individually as a “Holder” and collectively as the “Holders.” Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Note Agreement, as amended by this First Amendment to Note Purchase Agreement (this “First Amendment”).

The Company has entered into an Agreement and Plan of Merger dated as of May 17, 2007 with Aladdin Holdco, Inc. and Aladdin Merger Sub, Inc. pursuant to which Aladdin Merger Sub, Inc. will merge with and into the Company. After completion of the Blackstone Merger, the Company will be an affiliate of The Blackstone Group. The Company requests that the Holders consent to amendments to the Note Agreement relating to the prepayment of the Notes in connection with the Blackstone Merger.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Holders agree as follows:

1.	AMENDMENT OF NOTE AGREEMENT

1.1 Amendment of Section 8.2. The following Section 8.2(c) is added to the Note Agreement to read in its entirety as follows:

(c) Prepayment in Connection with the Blackstone Merger.

(i) Mandatory Prepayment. Having heretofore given notice to the holders of the Control Event in respect of the pending Blackstone Merger, promptly after the effective date of the First Amendment, and in any event within 5 days, the Company shall give notice of prepayment of all Notes pursuant to Section 8.2(c), which notice shall not be rescindable except in the event that the Company provides a certificate from a Responsible Officer to each holder certifying that efforts to effect the Blackstone Merger have ceased or been abandoned, with an estimated prepayment date of November 14, 2007 or such other date as the Blackstone Merger is scheduled to occur; provided such date is not later than January 1, 2008 (the date on which prepayment is made, the “Blackstone Prepayment Date”), and shall prepay all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner (any such disclosed beneficial owner being identified on Schedule I to the First Amendment) shall mean such beneficial owner) on the Blackstone Prepayment Date, at 100% of the principal amount so prepaid, accrued and unpaid interest on the Notes accrued to the date of prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount (in aggregate, the “Prepayment Amount”). Any prepayment made pursuant to this Section 8.2(c)(i) shall be made in accordance with the provisions of Section 14.2, except that payment by the Company to the holders will be made to The Bank of New York (or such other bank as the Company shall so select with notice to the Holders (the “Paying Agent”), which shall act as paying agent for the purposes of dispensing payment to the holders in accordance with Schedule A to the Note Agreement. Upon payment of the Prepayment Amount by the Company to the Paying Agent, the debt represented by the Notes shall be satisfied and discharged and the provisions of Sections 7, 8, 9 and 10 shall cease to have effect; provided that if the First Amendment shall cease to be effective in accordance with Section 2 of the First Amendment, the provisions of Section 7, 8, 9 and 10 shall automatically be reinstated.

(ii) Notices. Two Business Days prior to the Blackstone Prepayment Date, the Company will send to each holder notice under this Section 8.2(c) specifying the proposed Blackstone Prepayment Date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid, the principal amount of each Note held by such holder, and the interest to be paid on the proposed Blackstone Prepayment Date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated using the Reinvestment Yield on the date prior to such notice and assuming that the Settlement Date in respect of the Notes will be the date of the proposed Blackstone Prepayment Date set forth in such notice), setting forth the details of such computation.

(iii) Deferral. The obligation of the Company to prepay Notes pursuant to Section 8.2(c)(i) is subject to and conditioned upon the occurrence of the Blackstone Merger and shall be void and of no force and effect in the event the Blackstone Merger does not occur. In the event that the Blackstone Merger does not occur on or prior to the proposed Blackstone Prepayment Date set forth in a notice, the prepayment shall be

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deferred until and shall be made on the date on which the Blackstone Merger occurs (and, so long as a new notice is not required pursuant to the terms of the immediately following sentence, the Make-Whole Amount need not be recalculated and shall be the same amount as set forth in the most recent notice provided to holders of the Notes in accordance with Section 8.2(c)(ii)). Notwithstanding the foregoing, in the event that the prepayment has not been made within 5 Business Days after such proposed Blackstone Prepayment Date by virtue of the deferral provided for in this Section 8.2(c)(iii), two Business Days prior to any new proposed Blackstone Prepayment Date, the Company shall deliver to each holder of Notes a new notice and certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount (calculated as provided in Section 8.2(c)(ii)) and the interest to be paid as of such new proposed Blackstone Prepayment Date. The Company may continue to defer the Blackstone Prepayment Date as provided in this Section 8.2(c)(iii) for so long as the First Amendment remains effective.

(iv) Deemed Change in Control Offer. A prepayment notice by the Company under this Section 8.2(c) shall be deemed to satisfy the obligations of the Company under Section 8.3 and rescind any previous offer made by the Company under Section 8.3 with respect to the Blackstone Merger.

1.2 Defined Terms. The following new definitions are added to Schedule B, in the appropriate alphabetical order:

“Blackstone Merger” means the merger of Aladdin Merger Sub, Inc. with and into the Company with the Company continuing as the surviving corporation pursuant to the terms of that certain Agreement and Plan of Merger dated as of May 17, 2007 by and among Aladdin Holdco, Inc., Aladdin Merger Sub, Inc. and the Company.

“Blackstone Prepayment Date” is defined in Section 8.2(c).

“First Amendment” means the First Amendment to Note Purchase Agreement, dated as of October 22, 2007 among the Company and the holders of the Notes.

2.	EFFECTIVE DATE

This First Amendment shall be deemed to be effective as of October 22, 2007 upon Execution by each Holder of Notes outstanding and receipt by the Holders of a counterpart of this First Amendment duly executed by the Company. Notwithstanding the foregoing, the First Amendment shall cease to be effective upon the occurrence of one or more of the following events:

2.1 Blackstone Merger. The Company shall have provided evidence to the Holders that the Blackstone Merger has been abandoned or the Blackstone Merger has not been consummated prior to January 1, 2008.

2.2 Blackstone Tender Offer. The Offer to Purchase and Consent Solicitation dated as of October 15, 2007 has not been rescinded or revoked prior to October 26, 2007 provided that each Holder of Notes shall have delivered a signed counterpart of this First Amendment prior to October 23, 2007.

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2.3 Expenses. The Company has failed to pay all fees and expenses of Foley & Lardner LLP, special counsel to the Holders, within 10 days after receipt of an invoice.

3.	MISCELLANEOUS

3.1 Representations of Holders. Each Holder represents and warrants to the Company that it or its nominee is the registered holder of the aggregate principal amount of Notes set forth opposite such Holder’s name on Schedule I to this First Amendment, and that it has full power and authority to execute and deliver this First Amendment with respect to the Notes set forth opposite such Holder’s name on Schedule I to this First Amendment. Each Holder hereby confirms the accuracy of the payment instructions set forth in Schedule A to the Note Agreement unless such Holder shall have otherwise advised the Company in writing after the date of this First Amendment and not less than two Business Days prior to the Blackstone Prepayment Date.

3.2 Ratification. Except as amended hereby, the Note Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date hereof.

3.3 Reference to and Effect on the Note Amendment. Upon the final effectiveness of this First Amendment, each reference in the Note Agreement and in other documents describing or referencing the Note Agreement to the “Agreement,” “Note Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended hereby.

3.4 Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

3.5 Governing Law. This First Amendment shall be governed by and construed in accordance with New York law.

3.6 Counterparts; Facsimile. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but altogether only one instrument. Further, this First Amendment may be executed by facsimile signatures and such facsimile signatures shall be deemed to be the original signatures of the parties.

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IN WITNESS WHEREOF, the Company and the Holders have caused this First Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.

ALLIANCE DATA SYSTEMS CORPORATION

By:	/s/ Michael D. Kubic
Name:	Michael D. Kubic
Title:	Senior Vice President, Controller and Chief Accounting Officer

[Signature page to First Amendment to Note Purchase Agreement]

AIG ANNUITY INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp., investment adviser

By:	/s/ Ted Etlinger
Name:	Ted Etlinger
Title:	Vice President

[Signature page to First Amendment to Note Purchase Agreement]

METROPOLITAN LIFE INSURANCE COMPANY

/s/ Frank Monfalcone
Name:	Frank Monfalcone
Title:	Director

METLIFE INSURANCE COMPANY OF CONNECTICUT

/s/ Frank Monfalcone
Name:	Frank Monfalcone
Title:	Director

[Signature page to First Amendment to Note Purchase Agreement]

AMERICAN STATES LIFE INSURANCE COMPANY, an Indiana corporation

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Joellen J. Watts
	Its:	Joellen J. Watts, Counsel

	By:	/s/ Alan P. Kress
	Its:	Alan P. Kress, Counsel

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Joellen J. Watts
	Its:	Joellen J. Watts, Counsel

	By:	/s/ Alan P. Kress
	Its:	Alan P. Kress, Counsel

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Joellen J. Watts
	Its:	Joellen J. Watts, Counsel

	By:	/s/ Alan P. Kress
	Its:	Alan P. Kress, Counsel

[Signature page to First Amendment to Note Purchase Agreement]

SYMETRA LIFE INSURANCE COMPANY, a Washington corporation

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Christopher J. Henderson
	Its:	Christopher J. Henderson, Vice President and Associate General Counsel

	By:	/s/ Colin Pennycooke
	Its:	Colin Pennycooke, Counsel

VANTISLIFE INSURANCE COMPANY, a Connecticut company

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Christopher J. Henderson
	Its:	Christopher J. Henderson, Vice President and Associate General Counsel

	By:	/s/ Colin Pennycooke
	Its:	Colin Pennycooke, Counsel

[Signature page to First Amendment to Note Purchase Agreement]

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Robert B. Bodett
Name:	Robert B. Bodett

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell

Authorized Signatories

ALLSTATE INSURANCE COMPANY

By:	/s/ Robert B. Bodett
Name:	Robert B. Bodett

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell

Authorized Signatories

[Signature page to First Amendment to Note Purchase Agreement]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Howard Stern
Name:	Howard Stern
Title:	Its Authorized Representative

[Signature page to First Amendment to Note Purchase Agreement]

TRANSAMERICA LIFE INSURANCE COMPANY

By:	/s/ Mark E. Dunn
Name:	Mark E. Dunn
Title:	Vice President

[Signature page to First Amendment to Note Purchase Agreement]

HARTFORD LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company
Its:	Agent and Attorney-in-Fact

By:	/s/ Eva Konopka
Name:	Eva Konopka
Title:	Senior Vice President

PHYSICIANS LIFE INSURANCE COMPANY
By:	Hartford Investment Management Company
Its:	Investment Advisor

By:	/s/ Eva Konopka
Name:	Eva Konopka
Title:	Senior Vice President

[Signature page to First Amendment to Note Purchase Agreement]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ R. Edward Ferguson
Name:	R. Edward Ferguson
Title:	Managing Director

[Signature page to First Amendment to Note Purchase Agreement]

NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT

/s/ Thomas S. Leggett
Thomas S. Leggett
Authorized Signatory

[Signature page to First Amendment to Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Lemons
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Brian Lemons
Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ Brian Lemons
Vice President

[Signature page to First Amendment to Note Purchase Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Ellen I. Whittaker
Name:	Ellen I Whittaker
Title:	Director, Fixed Income Investments

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Ellen I Whittaker
Name:	Ellen I Whittaker
Title:	Director, Fixed Income Investments

[Signature page to First Amendment to Note Purchase Agreement]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Brian Noecke
Name:	Brian Noecke
Title:	Director

[Signature page to First Amendment to Note Purchase Agreement]

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Glen J. Vanic
Name:	Glen J. Vanic
Title:	Sr. Managing Director

[Signature page to First Amendment to Note Purchase Agreement]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:       Allianz of America, Inc. as the authorized signatory and investment manager

By:	/s/ Gary Brown
Name:	Gary Brown
Title:	Assistant Treasurer

[Signature page to First Amendment to Note Purchase Agreement]

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Vice President

By:	/s/ Cathy Schwartz
Name:	Cathy Schwartz
Title:	Assistant Secretary

[Signature page to First Amendment to Note Purchase Agreement]

Fidelity Life Association
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

MTL Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

Great Western Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

The Catholic Aid Association
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

American Fidelity Assurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

American Republic Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Theodore R. Hoxmeier
Name:	Theodore R. Hoxmeier
Title:	Vice President

[Signature page to First Amendment to Note Purchase Agreement]

Trustmark Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph Gogola
Name:	Joseph Gogola
Title:	Vice President

GuideOne Property & Casualty Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph Gogola
Name:	Joseph Gogola
Title:	Vice President

Security National Life Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph Gogola
Name:	Joseph Gogola
Title:	Vice President

Fort Dearborn Life Insurance Company
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph Gogola
Name:	Joseph Gogola
Title:	Vice President

Blue Cross and Blue Shield of Florida, Inc.
By:	Advantus Capital Management, Inc.

By:	/s/ Joseph Gogola
Name:	Joseph Gogola
Title:	Vice President

[Signature page to First Amendment to Note Purchase Agreement]

CUNA MUTUAL LIFE INSURANCE COMPANY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor:

By	/s/ James E. McDonald, Jr.
Name:	James E. McDonald, Jr.
Title:	Director, Private Placements

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor:

By	/s/ James E. McDonald, Jr.
Name:	James E. McDonald, Jr.
Title:	Director, Private Placements

CUMIS INSURANCE SOCIETY, INC.

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor:

By	/s/ James E. McDonald, Jr.
Name:	James E. McDonald, Jr.
Title:	Director, Private Placements

MEMBERS LIFE INSURANCE COMPANY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor:

By	/s/ James E. McDonald, Jr.
Name:	James E. McDonald, Jr.
Title:	Director, Private Placements

[Signature page to First Amendment to Note Purchase Agreement]

American Equity Investment Life Insurance Co.

By:	/s/ Rachel Stauffer
Name:	Rachel Stauffer
Title:	Vice President

[Signature page to First Amendment to Note Purchase Agreement]

American Investors Life Insurance Company

By:	Aviva Capital Management, Inc., its authorized attorney-in-fact

	By:	/s/ Roger D. Tors
	Name:	Roger D. Tors
	Title:	VP Private Placements

[Signature page to First Amendment to Note Purchase Agreement]

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ Phillip Hannifan
Name:	Phillip Hannifan
Title:	Investment Director

[Signature page to First Amendment to Note Purchase Agreement]

OHIO NATIONAL LIFE ASSURANCE CORPORATION

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name:	Jed R. Martin
Title:	Vice President, Private Placements

[Signature page to First Amendment to Note Purchase Agreement]